ASSIGNMENT OF LICENSE

      THIS ASSIGNMENT OF LICENSE (this "Assignment") is made as of the 13th day of November, 2001 by and between ASTRALIS, LLC., a New Jersey limited liability company ("Assignor") and HERCULES DEVELOPMENT GROUP, INC., a Colorado corporation ("Assignee").

      WHEREAS, JOSE ANTONIO O'DALY ("Owner") and Assignor are party to a certain License Agreement dated April 26, 2001, attached hereto as Exhibit A (the "License Agreement');

      WHEREAS, pursuant to the License Agreement, Owner granted Assignor an exclusive license to use and exploit certain inventions and technology for the treatment and clinical remission of psoriasis;

      WHEREAS, Assignor wishes to assign, and Assignee wishes to acquire all of Assignor's rights and obligations under the Agreement; and

      WHEREAS, prior to the date of this Assignment, Assignee has notified Assignor in writing of its intention to be bound by all of the terms and conditions of the License Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns and transfers to Assignee all of its rights and obligations under the License Agreement and Assignee hereby agrees to be bound by all of the terms and conditions of the License Agreement.

      This Assignment may be executed in counterparts each of which shall be an original document.


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      IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the date set forth above.

                                                ASTRALIS, L.L.C.

                                                By: ___________________________
                                                      Name: Mike Ajnsztajn
                                                      Title: Managing Member

                                                HERCULES DEVELOPMENT GROUP,
                                                INC.

                                                By: ___________________________
                                                      Name: Shai Stern
                                                      Title: President